Ordinary Shares	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Ordinary Shares
14.	Ordinary shares
On August 19, 2013, the Company was incorporated as limited liability company with authorized share capital of US$50 divided into 50,000,000 shares with par value US$0.001 each. On June 6, 2014, the Company’s shareholders and Board of Directors approved an increase in its authorized share capital from 50,000,000 to 100,000,000 shares. On August 30, 2018, the Company’s shareholders and Board of Directors approved an increase in its authorized share capital from 100,000,000 to 250,000,000 shares, in which 25,000,000 shares of such class or classes (however designated) as the board of directors may determine in accordance with Article of Association of the Company.
The Company has a dual class voting structure under which all of the ordinary shares held by the founders are designated as Class B ordinary shares and all of the other ordinary shares, including the shares held by others shareholders and automatic converted outstanding preferred shares, are designated as Class A ordinary shares. Class A and Class B ordinary shares have the same rights except for voting and conversion rights. Both of the Class A and Class B ordinary shares will be entitled to one vote per share before the qualified IPO. While upon the closing of the qualified IPO, holders of Class B ordinary shares would be entitled to ten votes per share. Each Class B ordinary share is convertible into one Class A ordinary share at any time by the holder thereof. Class A ordinary shares are not convertible into Class B ordinary shares under any circumstances.
After the Company’s incorporation and till the Company’s IPO on
October 1, 2018, the Company had a series of issuance and
re-designation
of ordinary shares and preferred shares.
Immediately prior to the Company’s IPO on October 1, 2018, the Company had 158,861 Class A ordinary shares, 19,675,674 Class B ordinary shares and 22,367,696 Preferred Shares issued and outstanding.
On October 1, 2018, the Company consummated its IPO on the New York Stock Exchange with a total 5,750,000 Class A ordinary shares issued at a price of US$12.5 per share. After deducting underwriting discounts and commissions and other offering expenses, the net proceeds raised from the IPO amounted to approximately RMB441,166 (US$64,130). Immediately prior to the completion of the Company’s IPO, all of the Preferred Shares were converted to Class A ordinary shares based on the conversion price. Immediately after the IPO, the Company had 177,473,443 Class A ordinary shares and 5,324,326 Class B ordinary shares authorized but unissued, 25,000,000 shares authorized were not designated and unissued, 22,526,257 Class A ordinary shares and 19,675,674 Class B ordinary shares issued and outstanding.
The proceeds of the subscription capital from founding shareholders and the share options exercised by employees of RMB201 (US$31) and

RMB279
(US$44) were remained outstanding as of December 31, 2020 and 2021 respectively, and such amount was presented as subscriptions receivable, a contra-equity balance on the consolidated balance sheets.
On November 14, 2019, the Board of Directors approved a share repurchase program to repurchase in the open market up to US$20 million worth of outstanding ADSs of the Company, every one of which represents one Class A ordinary share, the ADS ratio before the subsequent event as disclosed in Note 21, from time to time over the next 12 months. In 2019, the Company paid total prepayment of US$2,500 (RMB17,441) for share repurchase. For the years ended of 2019 and 2020, 591,200 and 189,811 outstanding ADSs (591,200 and 189,811 shares) were repurchased with a total consideration of US$1,541 (RMB 10,730) and US$655 (RMB 4,597), on the open market at a weighted average price of US$2.61 and US$3.45 per ADS (per share), respectively. On May 20, 2020, the Company terminated the share repurchase program and withdrew the residual prepayment of US$304 (RMB2,154).